--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-1)

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      333-112231              33-3416059
----------------------------           ----------            ------------------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

4 World Financial Center
New York, New York                                                  10281
------------------                                               ----------
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000



--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS.

              On or about November 30, 2004, the Registrant will cause the issuance and sale of MLCC Series 2004-1 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2004, between the Registrant as depositor, Cendant Mortgage Corporation, as servicer and Wells Fargo Bank, N.A., as trustee.



Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                   ITEM 601(A) OF
                   REGULATION S-K
  EXHIBIT NO.        EXHIBIT NO.                       DESCRIPTION
---------------   -----------------          -----------------------------------
       1                  4                  Pooling and Servicing Agreement,
                                             dated as of November 1, 2004 among
                                             Merrill Lynch Mortgage Investors,
                                             Inc., as depositor, Cendant
                                             Mortgage Corporation, as servicer
                                             and Wells Fargo Bank, N.A., as
                                             trustee. (In accordance with Rule
                                             202 of Regulation S-T, Exhibit H,
                                             the mortgage loan schedule, is
                                             being filed in paper pursuant to a
                                             continuing hardship exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:     /s/ Matthew Whalen
                                             -----------------------------------
                                          Name:   Matthew Whalen
                                          Title:  Authorized Signatory

Dated: December 15, 2004

                                  EXHIBIT INDEX


                        Sequentially
Item 601(a) of             Exhibit            Regulation S-K            Numbered
  Number                 Exhibit No.            Description               Page
--------------          ------------          --------------            --------
      1                       4            Pooling and Servicing            6
                                                 Agreement